UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 20, 2015

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2015, Anworth Mortgage Asset Corporation (the “Company”) and Anworth Management LLC (the “Manager”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with MLV & Co. LLC, as representative of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 300,000 shares of its 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share (the “Series C Preferred Stock”), in accordance with the terms and conditions set forth in the Underwriting Agreement. Pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriters an over-allotment option, exercisable for 30 days, with respect to an additional 45,000 shares of the Series C Preferred Stock.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Manager, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriters may be required to make in respect of these liabilities, and to reimburse the Underwriters for certain expenses. In the ordinary course of business, the Underwriters or their affiliates from time to time have provided and may in the future provide various investment banking, commercial banking and financial advisory services to the Company and/or its affiliates, for which they have received or may receive customary compensation.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2015, the Company filed with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to classify 345,000 additional unissued shares of the Company’s preferred stock, par value $.01 per share, as “7.625% Series C Cumulative Redeemable Preferred Stock,” with the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Articles Supplementary.

The Articles Supplementary provide that the Company will pay cumulative cash dividends on the Series C Preferred Stock at a rate of 7.625% per year of the $25.00 liquidation preference (equivalent to $1.90625 per share per year). Dividends on the Series C Preferred Stock will be cumulative from January 27, 2015, and will be payable quarterly in arrears on the 15th day of January, April, July and October of each year, or if such day is not a business day, the next succeeding business day, beginning on April 15, 2015.

The Company’s only other series of preferred stock outstanding as of the date of this Current Report on Form 8-K are 1,919,378 shares of the Company’s 8.625% Series A Cumulative Preferred Stock, liquidation preference $25.00 per share (the “Series A Preferred Stock”), and 1,009,640 shares of the Company’s 6.25% Series B Cumulative Preferred Stock, liquidation preference $25.00 per share (the “Series B Preferred Stock”). The Series C Preferred Stock ranks on parity with the Series A Preferred Stock and the Series B Preferred Stock.

The Series C Preferred Stock is not redeemable prior to January 27, 2020, except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On or after January 27, 2020, the Company may, at its option, redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date fixed for redemption. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series C Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the date fixed for redemption (unless the redemption date is after a dividend record date and prior to the corresponding dividend payment date, in which case no additional amount for such accrued and unpaid dividends will be included in the redemption price).

The Series C Preferred Stock has no maturity date, is not subject to any sinking fund or mandatory redemption, and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of the Series C Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock will have the right (subject to the Company’s election to redeem the Series C Preferred Stock, in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the shares of Series C Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series C Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration. If, prior to the Change of Control Conversion Date, the Company has provided notice of its election to redeem some or all of the shares of Series C Preferred Stock (as described above), the holders of Series C Preferred Stock will not have this conversion right with respect to the shares of Series C Preferred Stock called for redemption.

There are restrictions on ownership of the Series C Preferred Stock intended to preserve the Company’s qualification as a REIT. Holders of Series C Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more quarterly periods (whether or not consecutive) and under certain other circumstances. In such cases, holders of Series C Preferred Stock will vote as a class with the stockholders of any other classes or series of the Company’s equity securities ranking on parity with the Series C Preferred Stock which are entitled to similar voting rights, including the Series A Preferred Stock and the Series B Preferred Stock

Copies of the Articles Supplementary and specimen Series C Preferred Stock Certificate are attached as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01	Other Events.

A copy of the opinion of DLA Piper LLP (US) with respect to the validity of the Series C Preferred Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Greenberg Traurig, LLP regarding certain tax matters is attached as Exhibit 8.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 5.1, 8.1, 23.1 and 23.2 as exhibits to the Company’s effective Registration Statement on Form S-3 (File No. 333-187385), and such exhibits are hereby incorporated by reference into such Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

1.1	Underwriting Agreement, dated January 20, 2015, among the Company, the Manager, and MLV & Co. LLC, as representative of the several underwriters named therein

3.1	Articles Supplementary establishing the Company’s Series C Cumulative Redeemable Preferred Stock (incorporated by reference from the Company’s Form 8-A filed with the SEC on January 23, 2015)

4.1	Specimen Series C Cumulative Redeemable Preferred Stock Certificate (incorporated by reference from the Company’s Form 8-A filed with the SEC on January 23, 2015)

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: January 26, 2015	By:	/s/ Lloyd McAdams
		Name:	Lloyd McAdams
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit #	Description

1.1	Underwriting Agreement, dated January 20, 2015, among the Company, the Manager, and MLV & Co. LLC, as representative of the several underwriters named therein

3.1	Articles Supplementary establishing the Company’s Series C Cumulative Redeemable Preferred Stock (incorporated by reference from the Company’s Form 8-A filed with the SEC on January 23, 2015)

4.1	Specimen Series C Cumulative Redeemable Preferred Stock Certificate (incorporated by reference from the Company’s Form 8-A filed with the SEC on January 23, 2015)

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)